EXHIBIT 99.4

                 Master Servicer's Sarbanes-Oxley Certification
                       (1998 Transactions - 1998 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 1998 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 4.03(b) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by each master servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Master Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

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         PARTIES TO AGREEMENT              DATE OF AGREEMENT        SERIES
================================================================================

Bank of America Mortgage Securities,    April 1, 1998               1998-1
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    May 1, 1998                 1998-2
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    June 1, 1998                1998-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 1, 1998                1998-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 1, 1998           1998-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 1, 1998            1998-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 1, 1998            1998-7
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York